UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2008

(Name of small business in its charter)

Utah	0-30215	87-9369569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3940-7 Broad Street, San Luis Obispo, CA	93401
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number: (866) 297-7192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Power-Save is pleased to announce its dismissal from a recently filed lawsuit reported in our latest 10-Q. As previously stated in the 10-Q, “On or about July 18, 2008, Power-Save Energy Company was served with a lawsuit for wrongful death from an auto accident involving Michael Forster’s son, Alex Forster.”  Power-Save has been completely dismissed from this lawsuit with prejudice against the Plaintiff from ever filing a subsequent lawsuit against Power-Save. The dismissal was filed by the plaintiffs counsel in the San Luis Obispo Superior Court on August 19, 2008.  An 8k-information statement will be filed related to the dismissal.

Item 9.01 Financial Statements and Exhibits.

Litigation Dismissal - Exhibit 1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER-SAVE ENERGY COMPANY

By:  /s/ Michael Forster
President

Date: August 20, 2008

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Exhibit 1

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